SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 2, 2003



                                   AT&T CORP.
               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

                  1-1105                      13-4924710
           (Commission File Number) (IRS Employer Identification No.)


                             One AT&T Way
                        Bedminster, New Jersey          07921
                   (Address of Principal Executive    (Zip Code)
                               Offices)


       Registrant's telephone number, including area code: (908) 221-2000


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)

         A New York              Commission File          I.R.S. Employer
        Corporation                 No. 1-1105            No. 13-4924710

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ITEM 5.  Other Events.

On December 2, 2003, William J. Hannigan was named President of AT&T, effective immediately. Hannigan, 44, succeeded Betsy J. Bernard, 48, who is leaving AT&T to pursue other opportunities.


ITEM 7.  Exhibits

(c)  Exhibits

Exhibit 99.1 - Press release dated December 2, 2003

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AT&T CORP.




                                       /s/  Robert S. Feit
                                       ----------------------------------
                                       By:  Robert S. Feit
                                            Vice President - Law and Secretary


December 2, 2003

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